SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    Form 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) May 29, 1997


                               KRANTOR CORPORATION



Delaware                    0-19409                   22-2993066
--------                    -------                   ----------
(State or other             (Commission               (I.R.S. Employer
jurisdiction of             File Number               identification no.)
incorporation or
organization)



               120 East Industry Court, Deer Park, New York 11729
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number including area code:  (516) 586-7500




                                Page 1 of 3 Pages
                             Exhibit Index on Page 2




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ITEM 5.  OTHER EVENTS

On May 20, 1997, the Supreme Court - State of New York (Nassau County) rendered a decision confirming an arbitration award to Paul Aronin and Seth Aronin, two former employees of Krantor Corporation, which award was granted in September 1996 in the aggregate amount of approximately $468,000. Registrant continues to pursue legal action they have instituted against the same parties for what the Registrant claims is significant damage to its business and the business of its subsidiary, Affiliated Island Grocers, Inc. (dba Island Frozen and Dairy), and continues to seek settlement on all such related matters. If the Registrant is made to satisfy the judgment of the said parties in full, such may have a significant adverse effect on the financial status of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

No financial statements or exhibits are being provided herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on his behalf by the undersigned hereunto duly authorized.


                                          KRANTOR CORPORATION



                                          By:   /s/ Mitchell Gerstein
                                          ---   ---------------------
                                                Mitchell Gerstein, Vice Pres.



Dated:  June 10, 1997



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